Exhibit 10.24

FIRST AMENDMENT
TO THE
ALBEMARLE CORPORATION
EXECUTIVE DEFERRED COMPENSATION PLAN

In accordance with Section 12.1 of the Albemarle Corporation Executive Deferred Compensation Plan, as Amended and Restated Effective January 1, 2013 (the “Plan”), the Plan is hereby amended as follows:

1.    Section 3.1(a)(i) is amended effective January 1, 2015 to replace “(B) his job classification is grade 15 or above” with the following:
“(B) his job classification is grade A 21 or above”
2.    Section 4.1(b)(i) is amended by inserting the following sentence immediately before the last sentence:
“Notwithstanding the forgoing, effective as of January 1, 2015, the deferral of base salary shall not take effect until the Participant has contributed the maximum pre-tax (including Roth) contributions to the Savings Plan for such year.”
3.    The provisions of this First Amendment shall be effective as of January 1, 2015.
IN WITNESS WHEREOF, the Corporation by its duly authorized officer has caused these presents to be signed this 14th day of November, 2014.

ALBEMARLE CORPORATION

By:	/s/ Susan Kelliher